UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 19, 2007

GAMETECH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23401 (Commission File Number)	33-0612983 (IRS Employer Identification No.)

900 Sandhill Road, Reno, Nevada (Address of principal executive offices)		89521 (Zip Code)

(775) 850-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01 Regulation FD Disclosure

Item 9.01(d) Exhibits

SIGNATURES

EXHIBIT INDEX

EX. 99.1: Press Release

Item 7.01 Regulation FD Disclosure: GameTech Announces Kevin Peterson General Manager of Summit Gaming Division

On October 22, 2007 GameTech International Inc. filed a press release announcing the resignation of Mr. Tim Carson of his position as President of GameTech’s Summit Gaming Division effective October 19, 2007 and the appointment, effective Monday, October 22, 2007, of Kevin Peterson as General Manager Summit Gaming Division to assume the responsibilities for the Summit Gaming Division of GameTech International, Inc. Previously, Mr. Peterson served as General Manager for United Coin in Reno, Nevada, overseeing their Northern Nevada routes. Prior to his position with United Coin, Mr. Peterson was Director of Business Development for Nova Gaming. He also has held the position of Director of Sales for Innovative Gaming.

Item 9.01(d) Exhibits.

99.1 - Press release issued by GameTech International, Inc., dated October 22, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GAMETECH INTERNATIONAL, INC.

By:	/s/	Donald Tateishi
Donald Tateishi
CFO

Date: October 22, 2007